SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of July 16 , 2015, by and among ALICO, INC., a Florida corporation (“Alico”), ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”), ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”), ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Fruit Company”), ALICO LAND DEVELOPMENT INC., a Florida corporation (“Land Development”), ALICO CITRUS NURSERY, LLC, a Florida limited liability company (“Citrus Nursery”), and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a “Borrower” and collectively the “Borrowers”), the Guarantors party hereto and RABO AGRIFINANCE, INC., a Delaware corporation (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrowers and Lender are parties to that certain Credit Agreement dated as of December 1, 2014 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers have requested that Lender amend certain provisions of the Credit Agreement as more fully set forth herein; and
WHEREAS, Lender is willing to agree to the requested amendments in each case on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:
1.Amendments to Credit Agreement.
(a)Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definitions of “Consolidated Current Liabilities” and “Consolidated Total Liabilities” in their entirety and inserting the following in lieu thereof:
““Consolidated Current Liabilities” means, as of the date of determination thereof, the aggregate of all liabilities which in accordance with GAAP would be so classified and appear as current liabilities on the consolidated balance sheet of the Consolidated Group; provided that, for the purposes hereof, Consolidated Current Liabilities shall not include any deferred gains realized in connection with the Sugarcane Sale.
“Consolidated Total Liabilities” means, as of the date of determination thereof, the aggregate of all liabilities which in accordance with GAAP would be so classified and appear as liabilities on the consolidated balance sheet of the Consolidated Group; provided that, for the purposes hereof, Consolidated Total Liabilities shall not include any deferred gains realized in connection with the Sugarcane Sale.”
(b)Section 1.1 of the Credit Agreement, Defined Terms, is hereby further modified and amended by adding the following new defined term thereto in appropriate alphabetical order:

““Sugarcane Sale” means the sale by Borrowers of approximately 36,000 acres of real property to Global Ag Properties, LLC that closed on or about November 21, 2014.”
2.No Other Amendments. Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Lender at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Each Borrower acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein.

3.Representations and Warranties. In consideration of the execution and delivery of this Amendment by Lender, each Borrower and each Guarantor hereby represents and warrants in favor of Lender as follows:

(a)The execution, delivery and performance by each Borrower and each Guarantor of this Amendment (i) are all within such Borrower’s or such Guarantor’s powers (corporate or otherwise), (ii) have been duly authorized, (iii) do not require any consent, authorization or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (iv) will not violate any applicable law or regulation or the Organizational Documents of such Borrower or such Guarantor, (v) will not violate or result in a default under any material agreement binding upon such Borrower or such Guarantor, (vi) will not conflict with or result in a breach or contravention of, any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or such Guarantor is a party or affecting such Borrower or such Guarantor or its properties, and (vii) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of such Borrower or such Guarantor or any of its properties;

(b)This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and constitutes legal, valid and binding obligations of each Borrower and each Guarantor enforceable against each Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to any Borrower or any Guarantor under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates;

(d)Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default but for the requirement that notice be given or time elapse or both; and

(e)No Borrower or Guarantor has knowledge of any challenge to Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

4.Effectiveness. This Amendment shall become effective as of the date set forth above upon Lender’s receipt of each of the following, in each case in form and substance satisfactory to Lender:

(a)this Amendment duly executed by each Borrower, each Guarantor and Lender; and

(b)     all other certificates, reports, statements, instruments or other documents as Lender may reasonably request.

5.Affirmation of Guaranty Agreements. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under each Guaranty Agreement to which such Guarantor is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreement.

6.Costs and Expenses. Each Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and out-of-pocket expenses of counsel for Lender with respect thereto).

7.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

8.Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

9.Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Florida with respect to agreements made and to be performed wholly in the State of Florida and shall be construed, interpreted, performed and enforced in accordance therewith.

10.Final Agreement. This Amendment represents the final agreement between Borrowers, Guarantors and Lender as to the subject matter hereof and may not be contradicted by evidence of prior,

contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

11.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWER:

ALICO, INC., a Florida corporation

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

ALICO LAND DEVELOPMENT, INC.,
a Florida corporation

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson
Title: Chief Executive Officer

ALICO-AGRI, LTD., a Florida limited partnership

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

ALICO PLANT WORLD, L.L.C.,
a Florida limited liability company

By:    Alico-Agri, Ltd., a Florida
limited partnership, its Sole Member
By:    Alico, Inc., a Florida Corporation,
its General Partner

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

ALICO FRUIT COMPANY, LLC,
a Florida limited liability company

By:    Alico, Inc., a Florida corporation
its Managing Member

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

The undersigned Guarantor hereby executes and joins in this Amendment for purpose of consenting to the provisions hereof.

ALICO CITRUS NURSERY, LLC,
a Florida limited liability company

By:    Alico, Inc., a Florida corporation
its Managing Member

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

GUARANTORS:

734 CITRUS HOLDINGS LLC

By:    Alico, Inc., as its sole member

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

734 HARVEST, LLC

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

734 CO-OP GROVES, LLC

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

734 LMC GROVES, LLC

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

734 BLP GROVES, LLC

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

GUARANTORS:

RABO AGRIFINANCE, INC.,
a Delaware corporation

By:        /s/ Judy A. Cochran

Name:    Judy A. Cochran

Title:        Assistant Vice President